EXHIBIT 99.1

                                    KILROY
                                    REALTY
                                ===============
                                  CORPORATION

               First Quarter 2001 Supplemental Financial Report

                                                                         Page
                                                                       --------
         Financial Highlights                                              1
         Consolidated Balance Sheets                                       2
         Consolidated Statements of Operations                             3
         Funds From Operations and Funds Available for Distribution        4
         Net Operating Income Breakdown                                    5
         Same Store Analysis                                               6
         Stabilized Portfolio and Occupancy Overview                       7
         Leasing Activity                                                  8
         Lease Expiration Schedule                                         9
         Dispositions                                                     10
         Stabilized Development                                           11
         In-Process and Committed Development Projects                    12
         Future Development Pipeline                                      13
         Capital Structure                                                14
         Debt Analysis                                                    15


Some of the enclosed information presented is forward-looking in nature, including information concerning development timing and investment amounts. Although the information is based on Kilroy Realty Corporation's current expectations, actual results could vary from expectations stated here. Numerous factors will affect Kilroy Realty Corporation's actual results, some of which are beyond its control. These include the timing and strength of regional economic growth, the strength of commercial and industrial real estate markets, competitive market conditions, future interest rate levels and capital market conditions. You are cautioned not to place undue reliance on this information, which speaks only as of the date of this report. Kilroy Realty Corporation assumes no obligation to update publicly any forward-looking information, whether as a result of new information, future events or otherwise. For a discussion of important risks related to Kilroy Realty Corporation's business, and an investment in its securities, including risks that could cause actual results and events to differ materially from results and events referred to in the forward-looking information, see the discussion under the caption "Business Risks" in Kilroy Realty Corporation's annual report on Form 10-K for the year ended December 31, 2000. In light of these risks, uncertainties and assumptions, the forward-looking events contained in this supplemental information might not occur.

                           Kilroy Realty Corporation
               First Quarter 2001 Supplemental Financial Report
-------------------------------------------------------------------------------
                             Financial Highlights
             (unaudited, $ in thousands, except per share amounts)

               ------------------------------------------------------------------------------------------------------------------

                                                                                     Three Months Ended March 31,
                                                                         ----------------------------------------------------
                                                                                    2001             2000            % Change
                                                                         -------------------  ------------------  -----------
                 INCOME ITEMS:
`                 Revenues                                                      $   50,367       $   43,771            15.1%
                  Net Operating Income                                              39,009           34,243            13.9%
                  Net Income                                                         6,426            9,578           (32.9%)
                  Funds From Operations                                             21,876           20,680             5.8%
                  Funds Available for Distribution                                  19,532           18,474             5.7%

                  Funds From Operations per share - diluted                     $     0.72       $     0.66             9.1%
                  Funds Available for Distribution per share - diluted                0.64             0.59             8.5%

                  Dividend per share                                            $     0.48       $     0.45             6.7%

                 RATIOS:

                  Interest Coverage Ratio(1)                                          3.3x             4.0x
                  Fixed Charge Coverage Ratio(2)                                      2.5x             2.8x
                  FFO Payout Ratio(3)                                                66.4%            65.3%             1.1%
                  FAD Payout Ratio(4)                                                74.4%            73.1%             1.3%

               ------------------------------------------------------------------------------------------------------------------

               ------------------------------------------------------------------------------------------------------------------
                                                                            Mar. 31, 2001      Dec. 31, 2000       % Change
                                                                             -------------    ----------------    -----------
                 ASSETS:
                  Investments in Real Estate before Depreciation               $1,559,766        $1,496,477             4.2%
                  Total Assets                                                  1,444,475         1,457,169            (0.9%)

                 CAPITALIZATION:
                  Total Debt                                                   $  702,541        $  723,688            (2.9%)
                  Total Preferred Stock (5)                                       155,000           155,000              --
                  Total Market Equity Value (5)                                   811,186           848,162            (4.4%)
                  Total Market Capitalization (5)                               1,668,727         1,726,850            (3.4%)
                  Total Debt / Total Market Capitalization                          42.1%             41.9%             0.2%

               ------------------------------------------------------------------------------------------------------------------

(1) Calculated as income from operations before interest expense and depreciation and amortization divided by interest expense plus loan cost amortization.
(2) Calculated as income from operations before interest expense and depreciation and amortization divided by interest expense plus loan cost amortization and current year paid and accrued preferred dividends.
(3) Calculated as current year dividends paid and accrued to common shareholders divided by Funds From Operations.
(4) Calculated as current year dividends paid and accrued to common shareholders divided by Funds Available for Distribution.
(5) See "Capital Structure" on page 14.

                           Kilroy Realty Corporation
               First Quarter 2001 Supplemental Financial Report
================================================================================
                          Consolidated Balance Sheets
                          (unaudited, $ in thousands)

            ----------------------------------------------------------------------------------------------------------------------

                                                                                                  March 31,      December 31,
                                                                                                    2001             2000
                                                                                               ---------------  ---------------
                   ASSETS:
                     Land and improvements                                                        $   272,013      $   266,444
                     Buildings and improvements                                                     1,106,079        1,054,995
                     Undeveloped land and construction in progress, net                               181,674          162,633
                     Investment in unconsolidated real estate                                                           12,405
                                                                                                  -----------      -----------
                        Total investment in real estate                                             1,559,766        1,496,477
                     Accumulated depreciation and amortization                                       (215,176)        (205,332)
                                                                                                  -----------      -----------
                        Investment in real estate, net                                              1,344,590        1,291,145

                     Cash and cash equivalents                                                         19,669           17,600
                     Restricted cash                                                                    6,662           35,014
                     Tenant receivables, net                                                           28,695           32,521
                     Note receivable from related party                                                                 33,274
                     Deferred financing and leasing costs, net                                         35,633           39,674
                     Prepaid expenses and other assets                                                  9,226            7,941
                                                                                                  -----------      -----------
                     TOTAL ASSETS                                                                 $ 1,444,475      $ 1,457,169
                                                                                                  ===========      ===========

                   LIABILITIES AND STOCKHOLDERS' EQUITY:
                   Liabilities:
                     Secured debt                                                                 $   440,541      $   432,688
                     Unsecured line of credit                                                         162,000          191,000
                     Unsecured term facility                                                          100,000          100,000
                     Accounts payable and accrued expenses                                             39,752           33,911
                     Accrued distributions                                                             14,523           13,601
                     Rents received in advance, tenant security deposits and deferred revenue          30,909           17,810
                                                                                                  -----------      -----------
                        Total liabilities                                                             787,725          789,010
                                                                                                  -----------      -----------
                   Minority Interests:
                     8.075% Series A Cumulative Redeemable Preferred unitholders                       73,716           73,716
                     9.375% Series C Cumulative Redeemable Preferred unitholders                       34,464           34,464
                     9.250% Series D Cumulative Redeemable Preferred unitholders                       44,321           44,321
                     Common unitholders of the Operating Partnership                                   53,440           62,485
                     Minority interest in Development LLCs                                             11,707           11,748
                                                                                                  -----------      -----------
                        Total minority interests                                                      217,648          226,734
                                                                                                  -----------      -----------
                   Stockholders' Equity:
                     Common stock                                                                         270              265
                     Additional paid-in capital                                                       470,077          460,390
                     Distributions in excess of earnings                                              (25,751)         (19,230)
                     Accumulated other comprehensive loss                                              (5,494)
                                                                                                  -----------      -----------
                        Total stockholders' equity                                                    439,102          441,425
                                                                                                  -----------      -----------
                     TOTAL LIABILITIES & STOCKHOLDERS' EQUITY                                     $ 1,444,475      $ 1,457,169
                                                                                                  ===========      ===========
            ----------------------------------------------------------------------------------------------------------------------

                           Kilroy Realty Corporation
               First Quarter 2001 Supplemental Financial Report
================================================================================
                     Consolidated Statements of Operations
             (unaudited, $ in thousands, except per share amounts)

------------------------------------------------------------------------------------------------------------------

                                                                             Three Months Ended March 31,
                                                                    ----------------------------------------------
                                                                         2001            2000          % Change
                                                                    --------------  --------------  --------------
REVENUES:
 Rental income                                                             $44,379         $37,702            17.7%
 Tenant reimbursements                                                       5,520           4,694            17.6%
 Interest income                                                               436             294            48.3%
 Other income                                                                   32           1,081           (97.0%)
                                                                           -------         -------
   Total revenues                                                           50,367          43,771            15.1%
                                                                           -------         -------

EXPENSES:
 Property expenses                                                           6,895           5,458            26.3%
 Real estate taxes                                                           3,635           3,387             7.3%
 General and administrative expenses                                         3,354           2,632            27.4%
 Ground leases                                                                 392             389             0.8%
 Interest expense                                                           10,791           7,828            37.9%
 Depreciation and amortization                                              13,433           9,323            44.1%
                                                                           -------         -------
   Total expenses                                                           38,500          29,017            32.7%
                                                                           -------         -------

INCOME FROM OPERATIONS                                                      11,867          14,754           (19.6%)
 Net gains (losses) on dispositions of operating properties                    305            (305)         (200.0%)
                                                                           -------         -------
INCOME BEFORE MINORITY INTERESTS
 AND CUMULATIVE EFFECT OF CHANGE IN
 ACCOUNTING PRINCIPLE                                                       12,172          14,449           (15.8%)
                                                                           -------         -------

MINORITY INTERESTS:
 Distributions on Cumulative Redeemable
    Preferred units                                                         (3,375)         (3,375)            0.0%
 Minority interest in earnings of Operating Partnership                       (845)         (1,372)          (38.4%)
 Minority interest in earnings of Development LLCs                            (134)           (124)            8.1%
                                                                           -------         -------
   Total minority interests                                                 (4,354)         (4,871)          (10.6%)
                                                                           -------         -------

NET INCOME BEFORE CUMULATIVE EFFECT OF CHANGE
 IN ACCOUNTING PRINCIPLE                                                     7,818           9,578           (18.4%)
CUMULATIVE EFFECT OF CHANGE IN ACCOUNTING
 PRINCIPLE                                                                  (1,392)                           (100%)
                                                                           -------         -------
NET INCOME                                                                 $ 6,426         $ 9,578           (32.9%)
                                                                           =======         =======

 Weighted average shares outstanding - basic                                26,713          27,228
 Weighted average shares outstanding - diluted                              26,971          27,229

NET INCOME PER COMMON SHARE:
 Income per common share - basic                                           $  0.24         $  0.35           (31.4%)
                                                                           =======         =======
 Income per common share - diluted                                         $  0.24         $  0.35           (31.4%)
                                                                           =======         =======

                            Kilroy Realty Corporation
                First Quarter 2001 Supplemental Financial Report
================================================================================
           Funds From Operations and Funds Available for Distribution
              (unaudited, $ in thousands, except per share amounts)

------------------------------------------------------------------------------------------------------------------

                                                                             Three Months Ended March 31,
                                                                    ----------------------------------------------
                                                                         2001            2000          % Change
                                                                    --------------  --------------  --------------
FUNDS FROM OPERATIONS:
 Net income                                                                $ 6,426         $ 9,578           (32.9%)
 Adjustments:
  Minority interest in earnings of Operating Partnership                       845           1,372           (38.4%)
  Depreciation and amortization                                             12,970           9,323            39.1%
  Net (gains) losses on dispositions of operating properties                  (305)            305          (200.0%)
  Cumulative effect of change in accounting principle                        1,392                           100.0%
  Non cash amortization of restricted stock grants                             548             102           437.3%
                                                                           -------         -------
 Funds From Operations                                                     $21,876         $20,680             5.8%
                                                                           =======         =======

 Weighted average common shares/units outstanding - basic                   30,225          31,130
 Weighted average common shares/units outstanding - diluted                 30,484          31,130

 Funds From Operations per common share/unit - basic                       $  0.72         $  0.66             9.1%
                                                                           =======         =======
 Funds From Operations per common share/unit - diluted                     $  0.72         $  0.66             9.1%
                                                                           =======         =======

FUNDS AVAILABLE FOR DISTRIBUTION:
 Funds From Operations                                                     $21,876         $20,680             5.8%
 Adjustments:
  Amortization of deferred financing costs                                     381             206            85.0%
  Tenant improvements, leasing commissions and
    recurring capital expenditures                                          (1,011)           (904)           11.8%
  Net effect of straight-line rents                                         (1,714)         (1,508)           13.7%
                                                                           -------         -------
 Funds Available for Distribution                                          $19,532         $18,474             5.7%
                                                                           =======         =======

 Funds Available for Distribution per common share/unit - basic            $  0.65         $  0.59             9.5%
                                                                           =======         =======
 Funds Available for Distribution per common share/unit - diluted          $  0.64         $  0.59             8.5%
                                                                           =======         =======
------------------------------------------------------------------------------------------------------------------

                            Kilroy Realty Corporation
                First Quarter 2001 Supplemental Financial Report
================================================================================
                         Net Operating Income Breakdown

--------------------------------------------------------------------------------

                                                                  As of
                                                            March 31, 2001 (1)
                                                            ------------------
% OF TOTAL NOI BY PRODUCT TYPE:
Office:
 Los Angeles                                                             38.4%
 Orange County                                                            3.3%
 San Diego                                                               27.8%
 Other                                                                    5.6%
                                                                        -----
  Subtotal                                                               75.1%
                                                                        -----

Industrial:
 Los Angeles                                                              3.0%
 Orange County                                                           18.4%
 Other                                                                    3.5%
                                                                        -----
  Subtotal                                                               24.9%
                                                                        -----

% OF TOTAL NOI BY REGION:
 Los Angeles                                                             41.4%
 Orange County                                                           21.7%
 San Diego                                                               27.8%
 Other                                                                    9.1%
                                                                        -----
  Total                                                                 100.0%
                                                                        =====

--------------------------------------------------------------------------------

(1) Based on Net Operating Income for the quarter ended March 31, 2001.

                           Kilroy Realty Corporation
               First Quarter 2001 Supplemental Financial Report
================================================================================
                           Same Store Analysis /(2)/
                               ($ in thousands)

-------------------------------------------------------------------------------
                                          Three Months Ended March 31,
                                  --------------------------------------------
                                   2001         2000       $ Change   % Change
                                  -------      -------     --------   --------
   TOTAL SAME STORE PORTFOLIO
   Operating Revenues:
   Rental income                  $36,245      $34,830      $ 1,415      4.1%
   Tenant reimbursements            4,602        4,323          279      6.5%
   Other income                        54        1,073       (1,019)   (95.0%)
                                  -------      -------      -------
   Total operating revenues/(1)/  $40,901      $40,226      $   675      1.7%
                                  -------      -------      -------

   Operating Expenses:
   Property expenses/(1)/         $ 5,297      $ 5,012      $   285      5.7%
   Real estate taxes                3,049        3,074          (25)    (0.8%)
   Ground leases                      332          381          (49)   (12.9%)
                                  -------      -------      -------
   Total operating expenses       $ 8,678      $ 8,467      $   211      2.5%
                                  -------      -------      -------

   Net Operating Income           $32,223      $31,759      $   464      1.5%
                                  =======      =======      =======

--------------------------------------------------------------------------------

(1) The results for the three months ended March 31, 2000 include a lease termination fee of $0.5 million after the write off of the accrued straight-line rent on the old lease. The results for the three months ended March 31, 2001 include a $140,000 accrual for estimated repairs at the Sea Tac Office Center due to damage resulting from the Seattle earthquake. Net of these non-recurring revenues and expenses, the increase in total operating revenues, total operating expenses and net operating income would have been as follows:

        ----------------------------------------------------------------
                                                Three Months Ended
                                                      March 31,
                                                -------------------
                Total operating revenues                2.9%

                Total operating expenses                0.8%

                Net Operating Income                    3.5%

        ----------------------------------------------------------------

(2) Same store defined as all stabilized properties owned at January 1, 2000 and still owned at March 31, 2001.

                           Kilroy Realty Corporation
               First Quarter 2001 Supplemental Financial Report
================================================================================
                  Stabilized Portfolio and Occupancy Overview

-------------------------------------------------------------------------------------------------------------------------------

                                       # of                   Square Feet                            Occupancy at:
                                                 ------------------------------------  ----------------------------------------
                                     Buildings      Total       Leased     Available     03/31/2001    12/31/2000    12/31/1999
                                   ------------  -----------  ----------  -----------  -------------  ------------  -----------
    OCCUPANCY BY PRODUCT TYPE:
    Office:
     Los Angeles                        31        3,199,985    3,091,586    108,399         96.6%        97.3%         97.4%
     Orange County                      13          624,866      444,856    180,010         71.2%        73.6%         85.9%
     San Diego                          35        2,529,613    2,529,613                   100.0%       100.0%         99.1%
     Other                               6          709,575      696,550     13,025         98.2%        98.2%         98.7%
                                         -       ----------   ----------    -------
       Subtotal                         85        7,064,039    6,762,605    301,434         95.7%        96.2%         96.4%
                                        --       ----------   ----------    -------

    Industrial:
     Los Angeles                         7          554,490      553,904        586         99.9%        99.8%         99.2%
     Orange County                      62        4,393,537    4,263,032    130,505         97.0%        97.1%         96.4%
     Other                               8          820,124      820,124                   100.0%       100.0%         97.2%
                                         -       ----------   ----------    -------
       Subtotal                         77        5,768,151    5,637,060    131,091         97.7%        97.8%         96.9%
                                        --       ----------   ----------    -------

    OCCUPANCY BY REGION:
     Los Angeles                        38        3,754,475    3,645,490    108,985         97.1%        97.7%         97.7%
     Orange County                      75        5,018,403    4,707,888    310,515         93.8%        94.2%         94.7%
     San Diego                          35        2,529,613    2,529,613                   100.0%       100.0%         99.2%
     Other                              14        1,529,699    1,516,674     13,025         99.1%        99.1%         97.8%
                                        --       ----------   ----------    -------

    TOTAL PORTFOLIO                    162       12,832,190   12,399,665    432,525         96.6%        97.0%         96.7%
                                       ===       ==========   ==========    =======
-------------------------------------------------------------------------------------------------------------------------------

---------------------------------------------------                    ---------------------------------------------------------
   AVERAGE OCCUPANCY - STABILIZED PORTFOLIO (1)                                  AVERAGE OCCUPANCY - SAME STORE PORTFOLIO
---------------------------------------------------                    ---------------------------------------------------------
                       Three Months Ended March 31,                                                Three Months Ended March 31,
                      -----------------------------                                               ------------------------------
                        2001      2000    % Change                                                 2001       2000     % Change
                        ----      ----    ---------                                                ----       ----     ---------
    Office              96.0%     96.5%     (0.5%)                              Office             95.1%       96.6%     (1.5%)
    Industrial          97.8%     97.1%      0.7%                               Industrial         97.9%       97.6%      0.3%
                        ------   -----    -------                                                  ----        -----     -----
       Total            96.8%    96.8%       0.0%                                   Total          96.5%       97.1%     (0.6%)
                        =====    =====     =======                                                 ====        =====     =====

-------------------------------------------------                        ---------------------------------------------------------

(1) Represents the average occupancy for the properties in the stabilized portfolio for each period, respectively.

                           Kilroy Realty Corporation
               First Quarter 2001 Supplemental Financial Report
===============================================================================
                               Leasing Activity

                                                          Quarter to Date
------------------------------------------------------------------------------------------------------------------------------------
                                                                       2nd Generation                                      Weighted
                                                     ----------------------------------------------------
                                                                 Maintenance                                               Average
                # of Leases/(1)/   Square Feet/(1)/    TI/LC       Capex         Changes in    Changes in     Retention     Lease
                ----------------  -----------------
                 New     Renewal   New      Renewal  Per Sq.Ft.  Per Sq.Ft./(2)/ Rents/(3)/  Cash Rents/(4)/  Rates/(5)   Term (Mo.)
                 ---     -------   ---      -------  ----------  --------------- ----------  ---------------  ---------   ----------
   Office         6         8     36,318     86,555     $2.42          $0.03        23.0%        16.8%          36.1%         34
   Industrial     7         8     23,930    169,268     $2.26          $0.01        63.8%        40.2%          88.5%         55
                  -         -     ------    -------     -----          -----        -----        -----          -----         --
   Total         13        16     60,248    255,823     $2.31          $0.02        47.2%        30.7%          59.3%         47
                 ==        ==     ======    =======     =====          =====        =====        =====          =====         ==

------------------------------------------------------------------------------------------------------------------------------------


(1) Includes first and second generation space, net of month-to-month leases. Excludes leasing on new construction. First generation space is defined as the space first leased by the Company.
(2)  Calculated over entire stabilized portfolio.
(3) Calculated as the change between GAAP rents for new/renewed leases and the expiring GAAP rents for the same space.
(4) Calculated as the change between stated rents for new/renewed leases and the expiring stated rents for the same space.
(5) Calculated as the percentage of space either renewed or expanded into by existing tenants at lease expiration.

                           Kilroy Realty Corporation
               First Quarter 2001 Supplemental Financial Report
================================================================================
                           Lease Expiration Schedule
                               ($ in thousands)

     --------------------------------------------------------------------------------------------------------------------------
                                    # of Expiring          Total            % of Total         Annual           Annual Rent
     Year of Expiration                 Leases        Square Feet/(1)/     Leased Sq. Ft.     Base Rent         per Sq. Ft.
     ------------------             ----------------- ------------------------------------ -----------------  -----------------
     OFFICE:
      Remaining 2001                       50                 654,785             10.6%           $  9,318             $14.23
      2002                                 59                 472,594              7.6%              8,756              18.53
      2003                                 53                 365,557              5.9%              7,463              20.42
      2004                                 50                 771,081             12.4%             17,313              22.45
      2005                                 52                 919,251             14.8%             16,890              18.37
      2006                                 29                 573,446              9.3%             13,604              23.72
      2007                                 15                 630,304             10.2%             12,097              19.19
      2008                                  8                 391,302              6.3%              8,661              22.13
      2009                                  9                 682,104             11.0%             16,155              23.68
      2010 and beyond                      12                 733,706             11.8%             27,945              38.09
                                          ---               ---------            -----            --------
        Subtotal                          337               6,194,130            100.0%           $138,202             $22.31
                                          ---               ---------            -----            --------

     INDUSTRIAL:

      Remaining 2001                       59                 576,754             10.3%           $  4,084             $ 7.08
      2002                                 54                 323,788              5.8%              3,019               9.32
      2003                                 48                 760,939             13.6%              5,455               7.17
      2004                                 17                 542,795              9.7%              3,917               7.22
      2005                                 15                 746,635             13.3%              5,676               7.60
      2006                                  8                 621,390             11.1%              4,930               7.93
      2007                                  3                 164,595              2.9%              1,396               8.48
      2008                                  5                 839,712             15.0%              6,268               7.46
      2009                                  9                 530,036              9.4%              3,996               7.54
      2010 and beyond                       5                 503,978              9.0%              6,489              12.88
                                          ---               ---------            -----            --------
        Subtotal                          223               5,610,622            100.0%           $ 45,230             $ 8.06
                                          ---               ---------            -----            --------

     TOTAL PORTFOLIO:
      Remaining 2001                      109               1,231,539             10.4%           $ 13,402             $10.88
      2002                                113                 796,382              6.7%             11,775              14.79
      2003                                101               1,126,496              9.5%             12,918              11.47
      2004                                 67               1,313,876             11.1%             21,230              16.16
      2005                                 67               1,665,886             14.1%             22,566              13.55
      2006                                 37               1,194,836             10.1%             18,534              15.51
      2007                                 18                 794,899              6.7%             13,493              16.97
      2008                                 13               1,231,014             10.4%             14,929              12.13
      2009                                 18               1,212,140             10.3%             20,151              16.62
      2010 and beyond                      17               1,237,684             10.5%             34,434              27.82
                                          ---               ---------            -----            --------
        Total                             560              11,804,752/(1)/       100.0%           $183,432             $15.54
                                          ===               =========            =====            ========
     --------------------------------------------------------------------------------------------------------------------------

/(1)/ Excludes space leased under month-to-month leases at March 31, 2001.

                           Kilroy Realty Corporation
               First Quarter 2001 Supplemental Financial Report
================================================================================
                               2001 Dispositions
                               ($ in thousands)

    --------------------------------------------------------------------------------------------------------------------------------

                                                                                          Month of          Square          Sales
     Project                                    Location                   Type          Disposition         Feet           Price
     ---------------------------------------------------------------- ---------------- ---------------- --------------- ------------
     1st QUARTER:
     6828 Nancy Ridge Drive                   San Diego, CA             Industrial        February              39,669       $3,300
                                                                                                                ------       ------


     TOTAL YEAR-TO-DATE DISPOSITIONS                                                                            39,669       $3,300
                                                                                                                ======       ======
    --------------------------------------------------------------------------------------------------------------------------------

                           Kilroy Realty Corporation
               First Quarter 2001 Supplemental Financial Report
================================================================================
                            Stabilized Development
                               ($ in thousands)


    --------------------------------------------------------------------------------------------------------------------------------
                                                                             Completion     Rentable      Total Est.
      Project                       Location        Type      Start Date        Date      Square Feet     Investment    Occupancy
    ----------------------------- ------------- ----------- -------------- ---------------------------- -------------- -----------
      1st QUARTER:
       None

      TOTAL YEAR-TO-DATE STABILIZED DEVELOPMENT

    --------------------------------------------------------------------------------------------------------------------------------

      Some of the enclosed information presented is forward-looking in nature, including information concerning development timing and investment amounts. Although the information is based on Kilroy Realty Corporation's current expectations, actual results could vary from expectations stated here. Numerous factors will affect Kilroy Realty Corporation's actual results, some of which are beyond its control. These include the timing and strength of regional economic growth, the strength of commercial and industrial real estate markets, competitive market conditions, future interest rate levels and capital market conditions. You are cautioned not to place undue reliance on this information, which speaks only as of the date of this report. Kilroy Realty Corporation assumes no obligation to update publicly any forward-looking information, whether as a result of new information, future events or otherwise. For a discussion of important risks related to Kilroy Realty Corporation's business, and an investment in its securities, including risks that could cause actual results and events to differ materially from results and events referred to in the forward-looking information, see the discussion under the caption "Business Risks" in Kilroy Realty Corporation's annual report on Form 10-K for the year ended December 31, 2000. In light of these risks, uncertainties and assumptions, the forward-looking events contained contained in this supplemental information might not occur.

                           Kilroy Realty Corporation
               First Quarter 2001 Supplemental Financial Report
--------------------------------------------------------------------------------
                 In-Process and Committed Development Projects
                               ($ in thousands)

---------------------------------------------------------------------------------------------------------------------
                                                                           Estimated            Est.        Rentable
                                                                      Construction Period   Stabilization    Square
                                                                     ----------------------
Project                                           Location     Type  Start Date Compl. Date   Date/(2)/       Feet
---------------------------------------------   ------------- ------ ---------- ----------- -------------   --------
PROJECTS IN LEASE-UP:
 Calabasas Park Centre - Phase II               Calabasas, CA Office  2Q 2000     1Q 2001      1Q 2002         98,706
 Calabasas Park Centre - Phase III              Calabasas, CA Office  3Q 2000     1Q 2001      1Q 2002         11,789
                                                                                                            ---------
      Subtotal                                                                                                110,495
                                                                                                            ---------

PROJECTS UNDER CONSTRUCTION:
 Imperial & Sepulveda(4)                       El Segundo, CA Office  1Q 2001     4Q 2001      4Q 2002        133,678
 Innovation Corporate Center - Lot 8            San Diego, CA Office  2Q 2000     2Q 2001      2Q 2002         46,759
 Innovation Corporate Center - Lot 12           San Diego, CA Office  2Q 2000     2Q 2001      2Q 2002         70,617
 Pacific Technology Center                      San Diego, CA Office  1Q 2000     2Q 2001      2Q 2001         67,995
 Peregrine Systems Corporate Ctr - Bld 3/(1)/     Del Mar, CA Office  2Q 2000     2Q 2001      4Q 2001        129,752
 Sorrento Rim Business Park II                  San Diego, CA Office  2Q 2000     2Q 2001      2Q 2001        102,875
 Westside Media Center - Phase III                West LA, CA Office  4Q 2000     1Q 2002      1Q 2003        151,000
                                                                                                            ---------
      Subtotal                                                                                                702,676
                                                                                                            ---------

TOTAL PROJECTS IN LEASE UP AND UNDER CONSTRUCTION                                                             813,171
                                                                                                            ---------

COMMITTED DEVELOPMENT:
 Brobeck, Phleger & Harrison Expansion            Del Mar, CA Office  3Q 2001     3Q 2002      3Q 2002         89,168
 Pacific Corporate Center - Lots 25 & 27        San Diego, CA Office  2Q 2001     1Q 2002      1Q 2003         68,400
 Sorrento Gateway - Lot 4(1)                    San Diego, CA Office  2Q 2001     2Q 2002      2Q 2002         60,662
                                                                                                            ---------
      Subtotal                                                                                                218,230
                                                                                                            ---------

TOTAL IN-PROCESS AND COMMITTED DEVELOPMENT PROJECTS:                                                        1,031,401
                                                                                                            =========

                                                                       % Committed/(3)/
                                                        Total      ------------------------
                                                      Estimated          %         %
Project                                               Investment       Leased     LOI     Total
---------------------------------------------------   ----------    --------     -------------
PROJECTS IN LEASE-UP:
 Calabasas Park Centre - Phase II                        $20,844         19%      30%      49%
 Calabasas Park Centre - Phase III                         2,498        100%       0%     100%
                                                         -------
      Subtotal                                           $23,342         28%      27%      54%
                                                         -------

PROJECTS UNDER CONSTRUCTION:
 Imperial & Sepulveda(4)                                 $35,263          0%       0%       0%
 Innovation Corporate Center - Lot 8                       8,853         51%       0%      51%
 Innovation Corporate Center - Lot 12                     11,694          0%       0%       0%
 Pacific Technology Center                                12,068        100%       0%     100%
 Peregrine Systems Corporate Ctr - Bld 3/(1)/             27,389        100%       0%     100%
 Sorrento Rim Business Park II                            25,290        100%       0%     100%
 Westside Media Center - Phase III                        53,449          0%       0%       0%
                                                        --------
      Subtotal                                          $174,006         46%       0%      46%
                                                        --------

TOTAL PROJECTS IN LEASE UP AND UNDER CONSTRUCTION       $197,348         44%       4%      47%
                                                        ========

COMMITTED DEVELOPMENT:
 Brobeck, Phleger & Harrison Expansion                  $ 22,819        100%       0%     100%
 Pacific Corporate Center - Lots 25 & 27                  14,085          0%       0%       0%
 Sorrento Gateway - Lot 4(1)                              15,835        100%       0%     100%
                                                        --------
      Subtotal                                          $ 52,739         69%       0%      69%
                                                        --------

TOTAL IN-PROCESS AND COMMITTED DEVELOPMENT PRROJECTS:   $250,087         49%       3%      52%
                                                        ========
--------------------------------------------------------------------------------------------------------------------------------

(1) Project is being developed by a Development LLC in which the Company holds a 50% managing interest. The estimated investment figure includes the capital required to purchase the remaining 50% interest in the project.
(2) Based on management's estimation of the earlier of stabilized occupancy (95%) or one year from the date of substantial completion.
(3) Includes executed leases and signed letters of intent, calculated on a square footage basis.
(4) The Company owned a 25% tenancy in common interest in this project through January 9, 2001 and acquired the remaining 75% interest in this project on January 9, 2001.

Some of the enclosed information presented is forward-looking in nature, including information concerning development timing and investment amounts. Although the information is based on Kilroy Realty Corporation's current expectations, actual results could vary from expectations stated here. Numerous factors will affect Kilroy Realty Corporation's actual results, some of which are beyond its control. These include the timing and strength of regional economic growth, the strength of commercial and industrial real estate markets, competitive market conditions, future interest rate levels and capital market conditions. You are cautioned not to place undue reliance on this information, which speaks only as of the date of this report. Kilroy Realty Corporation assumes no obligation to update publicly any forward-looking information, whether as a result of new information, future events or otherwise. For a discussion of important risks related to Kilroy Realty Corporation's business, and an investment in its securities, including risks that could cause actual results and events to differ materially from results and events referred to in the forward-looking information, see the discussion under the caption "Business Risks" in Kilroy Realty Corporation's annual report on Form 10-K for the year ended December 31, 2000. In light of these risks, uncertainties and assumptions the forward-looking events contained in this supplemental information might not occur.

                           Kilroy Realty Corporation
               First Quarter 2001 Supplemental Financial Report
================================================================================
                          Future Development Pipeline
                               ($ in thousands)

--------------------------------------------------------------------------------------------------------------
                                                                                                      Total
                                                                                       Rentable     Estimated
 Project                                                 Location            Type     Square Feet   Investment
 -------------------------------------------------   -------------------- ---------  -------------  ----------
 SAN DIEGO COUNTY:
  Innovation Corporate Center - Lot 2                  San Diego, CA         Office       51,187      $  9,568
  Innovation Corporate Center - Lot 4                  San Diego, CA         Office       75,000        12,880
  Innovation Corporate Center - Lot 9                  San Diego, CA         Office       65,867        11,519
  Innovation Corporate Center - Lot 10                 San Diego, CA         Office       37,405         7,405
  Pacific Corporate Center - Lots 3, 4 & 6             San Diego, CA         Office      225,000        43,220
  Pacific Corporate Center - Lot 8                     San Diego, CA         Office      116,157        23,815
  Peregrine Systems Corporate Ctr - Bld. 4/(1)/          Del Mar, CA         Office      118,061        26,907
  Santa Fe Summit - Phase I                            San Diego, CA         Office      150,000        31,764
  Santa Fe Summit - Phase II                           San Diego, CA         Office      150,000        33,056
  Sorrento Gateway - Lot 1                             San Diego, CA         Office       54,878        11,075
  Sorrento Gateway - Lot 2/(1)/                        San Diego, CA         Office       70,000        13,752
  Sorrento Gateway - Lot 3/(1)/                        San Diego, CA         Office       56,800        11,125
  Sorrento Gateway - Lot 7/(1)/                        San Diego, CA         Office       57,000        11,334
                                                                                       ---------      --------
       Subtotal                                                                        1,227,355      $247,420
                                                                                       ---------      --------

 TOTAL FUTURE DEVELOPMENT PIPELINE                                                     1,227,355      $247,420
                                                                                       =========      ========

--------------------------------------------------------------------------------------------------------------

(1) Project is being developed by a Development LLC in which the Company holds a 50% interest. The estimated investment figure includes the capital required to purchase the remaining 50% interest in the project.

Some of the enclosed information presented is forward-looking in nature, including information concerning development timing and investment amounts. Although the information is based on Kilroy Realty Corporation's current expectations, actual results could vary from expectations stated here. Numerous factors will affect Kilroy Realty Corporation's actual results, some of which are beyond its control. These include the timing and strength of regional economic growth, the strength of commercial and industrial real estate markets, competitive market conditions, future interest rate levels and capital market conditions. You are cautioned not to place undue reliance on this information, which speaks only as of the date of this report. Kilroy Realty Corporation assumes no obligation to update publicly any forward-looking information, whether as a result of new information, future events or otherwise. For a discussion of important risks related to Kilroy Realty Corporation's business and an investment in its securities, including risks that could cause actual results and events to differ materially from results and events referred to in the forward-looking information, see the discussion under the caption "Business Risks" in Kilroy Realty Corporation's annual report on Form 10-K for the year ended December 31, 2000. In light of these risks, uncertainties and assumptions, the forward-looking events contained in this supplemental information might not occur.

                           Kilroy Realty Corporation
               First Quarter 2001 Supplemental Financial Report
================================================================================
                               Capital Structure
                               At March 31, 2001
                               ($ in thousands)

        ----------------------------------------------------------------------------------------------------------------------------
                                                                                                       Aggregate
                                                                                                       Principal
                                                                                                       Amount or       % of Total
                                                                                Shares/Units            $ Value           Market
                                                                              at March 31, 2001        Equivalent     Capitalization
                                                                            ----------------------- ----------------  --------------
        DEBT:
         Secured Debt                                                                                   $  440,541          26.4%
         Unsecured Line of Credit                                                                          162,000           9.7%
         Unsecured Term Facility                                                                           100,000           6.0%
                                                                                                        ----------        ------
              Total Debt                                                                                $  702,541          42.1%
                                                                                                        ----------        ------

        EQUITY:
         8.075% Series A Cumulative Redeemable Preferred Units/(1)/                 1,500,000           $   75,000           4.5%
         9.375% Series C Cumulative Redeemable Preferred Units/(1)/                   700,000               35,000           2.1%
         9.250% Series D Cumulative Redeemable Preferred Units/(1)/                   900,000               45,000           2.7%
         Common Units Outstanding/(2)/                                              3,282,309               87,999           5.3%
         Common Shares Outstanding/(2)/                                            26,974,526              723,187          43.3%
                                                                                                        ----------        ------
              Total Equity                                                                              $  966,186          57.9%
                                                                                                        ----------        ------

        TOTAL MARKET CAPITALIZATION                                                                     $1,668,727         100.0%
                                                                                                        ==========        ======
        ----------------------------------------------------------------------------------------------------------------------------

  (1)  Value based on $50.00 per share liquidation preference.
  (2)  Valued based on closing share price of $26.81 at March 31, 2001.

                           Kilroy Realty Corporation
               First Quarter 2001 Supplemental Financial Report
================================================================================
                                 Debt Analysis
                               At March 31, 2001
                               ($ in thousands)

      ------------------------------------------------------------------------------------------------------------------
                        SECURED DEBT AND UNSECURED TERM FACILITY PRINCIPAL REPAYMENT SCHEDULE
      ------------------------------------------------------------------------------------------------------------------
      2001                 2002           2003           2004             2005          Thereafter      Total
      ------------------------------------------------------------------------------------------------------------------
      $4,302              $6,148        $183,145       $127,719          $16,965         $202,262      $540,541
      ------------------------------------------------------------------------------------------------------------------

            ------------------------------------------------------------------------------------------
                                               TOTAL DEBT COMPOSITION
            ------------------------------------------------------------------------------------------
                                                                            Weighted Average
                                                         % of               ----------------
                                                      Total Debt      Interest Rate      Maturity
                                                      ----------      -------------      --------
            Secured vs. Unsecured Debt:
                      Secured Debt                       62.7%            7.4%              5.6
                      Unsecured Debt                     37.3%            7.8%              2.3

            Floating vs. Fixed Rate Debt:
                      Fixed Rate Debt(1),(2)             78.4%            7.6%              4.9
                      Floating Rate Debt(3),(4),(5)      21.6%            7.2%              2.4
                                                                          ---               ---

            Total Debt                                                    7.6%              4.4
                                                                          ===               ===
            ------------------------------------------------------------------------------------------


                      -----------------------------------------------------------------
                                       UNSECURED LINE OF CREDIT
                      -----------------------------------------------------------------
                         Total Line        Outstanding Balance        Expiration Date
                       -------------- ----------------------------- ------------------
                          $400,000              $162,000               November 2002
                      -----------------------------------------------------------------


   (1) The Company currently has an interest-rate swap agreement to fix LIBOR on $150 million of its floating rate debt at 6.95% which expires in February 2002.
   (2) In January 2001, the Company entered into an interest-rate swap agreement to fix LIBOR on $150 million of its floating rate debt at 5.48% starting in January 2001 and expiring in November 2002.
   (3) In January 2001, the Company terminated an interest rate cap agreement which had capped LIBOR on $150M of its floating rate debt at 6.5%.
   (4) The Company, through one of its Development LLCs, currently has an interest-rate cap agreement to cap LIBOR on its floating rate construction debt at 8.5% which expires in April 2002. The notional amount of the cap increases over the life of the agreement as the balance of the related construction loan increases. At March 31, 2001, the notional amount of the cap agreement was approximately $48.1 million.
   (5) The percentage of fixed rate debt to total debt does not take into consideration the portion of floating rate debt capped by the Company's interest-rate cap agreement. Including the effects of the interest-rate cap agreement, the Company had fixed or capped approximately 85.2% of its total outstanding debt at March 31, 2001.